UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2021
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue	60611
Chicago
Illinois
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Background

In February 2016, R1 RCM Inc. (the “Company”) issued 200,000 shares of the Company’s 8% Series A Convertible Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”) to TCP-ASC ACHI Series LLLP (the “Investor”), a Delaware series limited liability limited partnership jointly owned by Ascension Health Alliance (“Ascension”) and investment funds affiliated with TowerBrook Capital Partners (“TowerBrook”), pursuant to a Securities Purchase Agreement and Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”) and entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with the Investor and certain of its affiliates. As of the date of this Current Report on Form 8-K, the Investor owns 294,266 shares of Series A Preferred Stock (the “Current Shares”), which includes the originally issued 200,000 shares, plus 94,266 shares issued as payment in kind dividends to the Investor.

The Preferred Stock Agreement described below and the transactions contemplated thereunder were reviewed, negotiated and recommended for approval by a special committee of certain of the independent and disinterested members of the Company’s Board of Directors, and, upon recommendation of the special committee, approved by both the Company’s Audit Committee (pursuant to the Company’s related person transactions policy) and the Company’s Board of Directors (other than certain directors affiliated with TowerBrook and Ascension). Debevoise & Plimpton LLP is acting as legal counsel and Barclays and Duff & Phelps, LLC are acting as financial advisors to the special committee.

Preferred Stock Agreement

On January 5, 2021, the Company and the Investor entered into a Preferred Stock Agreement (the “Preferred Stock Agreement”), pursuant to which the Investor agreed to convert all of its Current Shares into 117,706,400 shares of common stock of the Company into which the Current Shares are convertible pursuant to the Certificate of Designations (the “Underlying Shares”), and, in consideration therefor, the Company will (i) issue 21,582,800 additional shares of common stock (the “Additional Shares” and together with the Underlying Shares, the “Aggregate Common Shares”), and (ii) pay the investor $105,000,000 in cash (the “Transaction”).

The Investor agreed that it will not, until the date that is one year after the closing date (the “Lock Up Period”), directly or indirectly, sell, assign, pledge, encumber, convert, exchange, hypothecate or otherwise dispose of or transfer any of the Aggregate Common Shares, subject to certain exceptions.

The Company expects to complete the Transaction later this month. The Preferred Stock Agreement can be terminated any time prior to the closing by either party (i) if the closing shall not have occurred by February 15, 2021, (ii) if any governmental authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated thereby or any law, rule or regulation prohibits the closing of the Transaction or (iii) by the mutual written consent of the parties.

A copy of the Preferred Stock Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Amendment to Investor Rights Agreement

In connection with and as a condition to the closing of the Transaction, the Company and the Investor will enter into an amendment to the Investor Rights Agreement (the “Investor Rights Agreement Amendment”), which, among other things, amends (i) the definition of “Ownership Percentage” and “Ownership Threshold” so that such terms include all of the Aggregate Common Shares being issued pursuant to the Transaction and (ii) certain of the Investor’s approval rights set forth therein, including increasing applicable dollar thresholds.

As amended, for as long as the Investor and the Investor’s affiliates, taken together, hold in the aggregate at least 75% of the common stock into which the Series A Preferred Stock have been converted, for which the Series A Preferred Stock has been exchanged or that have otherwise been issued in respect of the Series A Preferred Stock, including pursuant to the Preferred Stock Agreement, the following matters will require the approval of a majority of the common stock held by the Investor or any Investor affiliate to proceed: (i) the amendment or modification of the Company’s Certificate of Incorporation or Bylaws in any manner that adversely impacts the rights of holders of common stock; (ii) the creation, authorization or issuance of any equity securities of the Company or any of its subsidiaries in any manner that adversely impacts the rights of holders of common stock; (iii) any amendment of the amended and restated Master Professional Services Agreement, dated as of February 16, 2016, as amended or supplemented from time to time, by and between Ascension and the Company; (iv) the incurrence of any indebtedness in excess of $100.0 million in the aggregate during any fiscal year (other than refinancings of existing indebtedness); (v) the sale, transfer or other disposition of assets or businesses of the Company or its subsidiaries with a value in excess of $10.0 million in the aggregate during any fiscal year (other than sales of inventory or supplies in the ordinary course of business, sales of obsolete assets (excluding real estate), sale-leaseback transactions and accounts receivables factoring transactions; (vi) the acquisition of any assets or properties (in one or more related transactions) for cash or otherwise for an amount in excess of $100.0 million in the aggregate during any fiscal year (other than acquisitions of inventory and equipment in the ordinary course of business); (vii) capital expenditures in excess of $25.0 million individually (or in the aggregate if related to an integrated program of activities) or in excess of $25.0 million in the aggregate during any fiscal year; (viii) the approval of the Company’s annual budget; (ix) the hiring or termination of the Company’s chief executive officer; (x) the appointment or removal of the chairperson of the Board of Directors of the Company; and (xi) making, or permitting any subsidiary to make, loans to, investments in, or purchasing, or permitting any subsidiary to purchase, any stock or other securities in another corporation, joint venture, partnership or other entity in excess of $25.0 million in the aggregate during any fiscal year.

A copy of the Investor Rights Agreement Amendment is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated in this Item 3.02 by reference.

As described in Item 1.01, the Company will issue shares of common stock to the Investor upon conversion of the Investor’s Series A Preferred Stock pursuant to the Preferred Stock Agreement. This issuance and sale will be exempt from registration under the Securities Act, pursuant to Section 4(a)(2) of the Securities Act.

Item 8.01 Other Events.

On January 6, 2021, the Company issued a press release announcing that it had entered into the Preferred Stock Agreement with the Investor. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

This report includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans and performance or forecasts, and include statements about the Transaction. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to risks related to the satisfaction of the conditions to closing the Transaction in the anticipated timeframe or at all, as well as the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2019, our quarterly reports on Form 10-Q and any other periodic reports we file with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	4.1	Form of Amendment to Investor Rights Agreement between R1 RCM Inc. and TCP-ASC ACHI Series LLLP.
	10.1	Preferred Stock Agreement, dated as of January 5, 2021, between R1 RCM Inc. and TCP-ASC ACHI Series LLLP.
	99.1	Press Release of R1, dated January 6, 2021
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 6, 2021

R1 RCM Inc.

		By:	/s/ Rachel Wilson

Rachel Wilson
Chief Financial Officer